UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

SWINGPLANE VENTURES, INC.
Exact name of registrant as specified in its charter

Nevada	000-54571	27-2919616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alcantara 200, piso 6, Las Condes, Santiago, Chile	7550159
(Address of principal executive offices)	(Zip Code)

(800) 373-0537
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K/A (this “Amendment”)  of Swingplane Ventures, Inc., amends our current report on Form 8 –K/A  Amendment No. 1, as filed with the Securities and Exchange Commission on May 9, 2013 to replace exhibit 99.3 in its entirety.

Other than as set out above, no other changes have been made to the Form 8-K/A. This Amendment No. 2 to the Form 8-K/A speaks as of the filing date of the Form 8-K/A, does not reflect events that may have occurred subsequent to the original filing date(s), and does not modify or update in any way disclosures made in the original Form 8-K/A except as stated above.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item  9.01        Financial Statements and Exhibits.

(b) Revised Pro Forma Financial Information. Pro forma financial information showing the effects of the acquisition of Mid Americas are filed with this Current Report on Form 8-K as Exhibit 99.3 .

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
2.1	Excecuted Share Exchange Agreement by and between the Company, Mid Americas Corp., and the stockholders of Mid Americas Corp. dated February 22, 2013	Filed herewith
3.1	Amended Articles of Incorporation	Incorporated by reference to our Form S-1/A registration statement filed with the Securities and Exchange Commission on August 18, 2010
3.2	Certificate of Amendment – Increase in Authorized Shares	Incorporated by reference to our Form 8-K filed with the Securities and Exchange Commission on February 25, 2013
3.3	Bylaws	Incorporated by reference to our Form S-1/A registration statement filed with the Securities and Exchange Commission on August 18, 2010
4.1	Certificate of Designation – Preferred Stock	Incorporated by reference to our Form 8-K filed with the Securities and Exchange Commission on February 25, 2013
10.1	Executed Assignment Agreement between the Company and Mid Americas Corp., dated October 15, 2012	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 9, 2013
10.2	Executed Option Agreement by and between Mid Americas Corp. and Gunter Stromber and Elsa Dorila Durate Horta, dated April 23, 2012	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 9, 2013
10.3	Executed Amendment No. 1 to Option Agreement, dated July 27, 2012	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 9, 2013
10.4	Executed Amendment No. 2 to Option Agreement, dated September 27, 2012	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 9, 2013
10.5	Executed Consulting Agreement with Michel Voyer, dated October 1, 2012	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 9, 2013
21	List of Subsidiaries	Mid Americas Corp., a corporation incorporated under the laws of the country of Belize
99.1	Audited Financial Statements of Mid Americas Corp. as of June 30, 2012.	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 9, 2013
99.2	Revised and Restated Financial Statements of Mid Americas Corp. as of December 31, 2012.	Incorporated by reference to our Form 8-K/A filed with the Securities and Exchange Commission on May 9, 2013
99.3	Revised and Restated Pro Forma Financial Statements	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SWINGPLANE VENTURES, INC.

Date:	May 10, 2013	By:	/s/ Carlos De la Torre
		Name:	Carlos De la Torre
		Title:	President, Chief Executive Officer (Principal Executive Officer), Secretary, and Chief Financial Officer (Principal Financial Officer) and Director